Advanced Emissions Solutions Announces Merger with Arq Limited
Merger expected to provide access to growth opportunities in adjacent markets, create sustainable competitive advantages, and enhance the profitability of ADES’ product portfolio
Combined entity projected to generate $196 million of annual Revenue and $61 million in annual EBITDA by 2026
GREENWOOD VILLAGE, Colorado, August 19, 2022 - GlobeNewswire - Advanced Emissions Solutions, Inc. (NASDAQ: ADES) (the "Company" or "ADES"), a leader in emissions control solutions for coal-fired power generation, industrial and municipal water purification markets, today announced that it has entered into a definitive merger agreement with Arq Limited (“Arq”), pursuant to which Arq and ADES will combine their respective businesses. ADES shareholders may elect to receive up to an aggregate of $10.0 million of cash proceeds in the merger (at a price of $0.52 per share) and will retain at least 47.4% of the outstanding shares of the combined company and could increase up to 49.5% based upon 100% equity elections by ADES Investors. Concurrent with the merger, there will be a committed equity placement of $20.0 million from current Arq investors and members of Arq management.
Arq developed and owns a novel manufacturing process for producing patent-protected carbon products from remediating coal waste sites. The merger creates a North American based, integrated environmental technology company with access to diverse growth markets and a competitively advantaged position supported by patent-protected intellectual property (“IP”) and products. Access to Arq’s unique carbon feedstock will allow ADES to produce higher value activated carbon (“AC”) at the company’s Red River plant.
Merger Rationale and Transaction Highlights
•Adjacent market growth opportunities: Arq’s technology and unique feedstock provide significant growth opportunities into high-growth granular activated carbon (“GAC”) markets as well as large, adjacent markets including, but not limited to, additives to be utilized within the Carbon Black, Asphalt and Marine Fuel markets. The combined company will seek to leverage Arq’s existing strategic partnerships with Peabody, Vitol, Hafnia and Mitsubishi.
•Sustainable competitive advantage: The merger provides secured access to unique, waste-derived feedstock, which can be used to produce higher performance and environmentally beneficial AC products that, when combined with a vertically integrated supply chain, provides a distinct competitive advantage in the North American AC market. In addition, the utilization of waste-derived feedstock results in lower manufacturing emissions and promotes the reclamation of property for future use. Further, with Arq’s feedstock, the combined company’s vertically integrated supply chain will enable highly efficient production and distribution of an expanded portfolio of both GAC and powdered activated carbon (“PAC”) products.
•Profitability enhancement: The combination of ADES and Arq provides entry into broader, higher performance and higher value AC markets by leveraging ADES’ existing organizational infrastructure, large scale manufacturing capabilities, established distribution network, world-class research, technical support, market-leading sales channels and customer base, while integrating Arq’s unique patent-protected and environmentally sustainable feedstock. The merger also provides for the optimization of the Red River plant to produce additional GAC made from Arq’s feedstock, thereby allowing entrance into growing and diverse markets, as well as improving the plant’s economics.
•Attractive financial profile: Combined company projected to generate annual revenue of $196 million and annual EBITDA of $61 million by 2026, with potential to expand growth through additional financed capital raises.
“The announcement of our proposed merger with Arq Limited represents the culmination of our strategic review process and months of diligent work to identify, evaluate and pursue opportunities to increase value for our shareholders,” said Greg Marken, Chief Executive Officer, President and Treasurer of ADES. “We are thrilled to join forces with Arq and pursue the exciting opportunity the merger presents to grow our businesses and to expand and enhance our collective operations and product portfolio. Arq has developed and patented new and innovative technologies with the potential to revolutionize the performance of carbon-based materials, which also provide a unique solution to reduce the need for the extraction of virgin hydrocarbons. We are excited to explore this new frontier with Arq’s leadership, which will allow for a transition to better position us to pursue higher margin markets. Arq has an exceptional leadership team, that brings passion and creativity into the organization. I look forward to working with Julian McIntyre and the Arq team as we collaboratively forge the future for ADES and our shareholders.”
Julian McIntyre, Founder and Chief Executive Officer of Arq, added, “Today’s announcement combines the resources of two leading environmental technology companies with proven, patented technology solutions that reduce the environmental footprint while creating a more sustainable future for our customers. The combined teams of ADES and Arq accelerates the Company’s presence in the structurally under-served North American activated carbon market and solidifies the foundation to compete effectively in growing adjacent markets such as Carbon Black, Asphalt, Marine Fuel, and other specialty applications on a global scale. Arq’s feedstock, produced from our Corbin, Kentucky plant, will facilitate ADES’s expansion and penetration of the North American GAC markets, which typically command higher prices and improved margins over traditional PAC markets. ADES’ preeminent manufacturing assets, outstanding commercial sales team and world class R&D capabilities are the perfect complements to produce specialty AC products on a larger scale for growing markets and applications. We are very excited to combine our respective businesses and look forward to our future success.”
About Arq Limited
Arq is a privately owned, environmental technology company founded in 2015 that has developed a novel process for producing specialty carbon products from coal mining waste. Arq has the technology and large-scale manufacturing facilities to produce a micro-fine hydrocarbon powder, Arq powder™, that can be used as a feedstock to produce activated carbon. Arq powder™ can also be used as a blending additive for both the Carbon Black and Asphalt markets. When blended with residual fuel oil for marine transportation or utility fuels for energy generation, Arq powder™ provides both a lower cost and an improved environmental footprint. Arq’s products are patent protected with a family of over 70 patents and applications.
Transaction Terms
•Pursuant to the transaction agreement, ADES will issue 19,279,235 shares of its common stock to existing Arq equity holders, in exchange for all of their equity interests.
•ADES shareholders will have the option to receive 1.11 shares of the combined company and a one-time cash payment of $0.52 per share or 1.22 shares of stock in the combined company.
•Pursuant to the transaction agreement, a binding commitment for a $10.0 million term debt facility from a lending party was obtained. The lending party will also obtain penny warrants to purchase 1% of the pro forma equity of the combined company.
•At the time of the completion of the merger, the Company will complete a private investment in public equity ("PIPE”) from current Arq shareholders for an additional capital investment of $20.0 million based at a price of either (i) $4.67 per share (the “Fixed PIPE Price”) or (ii) if the 30 day volume weighted average price of the Company’s common stock for the 30 days ending on the third business day prior to the date of the ADES shareholders’ meeting to approve the transaction (the “ADES VWAP”) is greater than approximately $5.83 per share or less than approximately $3.51 per share, at a price equal to the ADES VWAP.
•Immediately after completion of the merger and giving effect to the PIPE (assuming the PIPE shares are purchased at the Fixed PIPE Price) and dilutive impacts of the warrants, legacy ADES shareholders will own 49.5%, assuming a 100% stock election and that the PIPE shares are purchased at the Fixed PIPE Price. Legacy Arq equity holders and PIPE investors will own approximately 49.5% with the remaining 1% owned by the lending party.
•ADES will continue to operate as a public company, with its shares listed on the Nasdaq Global Market under its existing ticker symbol (“ADES”).
•The completion of the merger is subject to customary conditions precedent, including the filing of all required documents with the United States Securities and Exchange Commission, shareholder approval, and court approval of the Scheme arrangement of Arq shareholders.
As part of the completion of the merger, ADES intends to increase the number of its authorized shares of common stock from 100 million to 125 million, subject to shareholder approval at the Special Meeting of Shareholders.
The completion of the merger is subject to approval by holders of shares of ADES common stock during a Special Meeting of Shareholders, date and time to be determined. Additional information regarding the terms of the merger and required shareholder approval will be provided via a preliminary proxy statement, to be filed with the U.S. Securities and Exchange Commission (the ”SEC”) in the coming weeks. If approved by ADES shareholders, the merger is expected to close during the fourth quarter of 2022 or the first quarter of 2023.
Conference Call and Webcast Information
The Company has scheduled a conference call to begin at 9:00 a.m. Eastern Time on Monday, August 22, 2022, to discuss the terms of the merger. The conference call webcast information will be available via the Investor Resources section of ADES's website at www.advancedemissionssolutions.com. Interested parties may also participate in the call by registering at https://event.on24.com/wcc/r/3915366/2DAD3E9B4F4C125A111BFE0772E115FB. A supplemental investor presentation will be available on the Company's Investor Resources section of the website prior to the start of the conference call.

As part of the conference call, ADES will conduct a question and answer session. Investors are invited to email their questions in advance to ADES@alpha-ir.com.

About Advanced Emissions Solutions, Inc.
Advanced Emissions Solutions, Inc. serves as the holding entity for a family of companies that provide emissions solutions to customers in the power generation and other industries.

ADA brings together ADA Carbon Solutions, LLC, a leading provider of powder activated carbon ("PAC") and ADA-ES, Inc., the providers of ADA® M-Prove™ Technology.  We provide products and services to control mercury and other contaminants at coal-fired power generators and other industrial companies. Our broad suite of complementary products control contaminants and help our customers meet their compliance objectives consistently and reliably.

CarbPure Technologies LLC, (“CarbPure”), formed in 2015 provides high-quality PAC and granular activated carbon ideally suited for treatment of potable water and wastewater. Our affiliate company, ADA Carbon Solutions, LLC manufactures the products for CarbPure.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. When used in this press release, the words “can,” “will,” “intends,” “expects,” “believes,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. All statements that address activities, events or developments that the Company intends, expects or believes may occur in the future are forward-looking statements. These forward-looking statements may relate to such matters as business strategy, goals and expectations concerning the merger (including the anticipated timing of consummation of the merger, future operations, future performance or results). The forward-looking statements may further include projection on future after-tax, net RC cash flows, expectations about future demand for our APT products, pressure on APT margins and acceptance of price increases as well as results from the Company’s review of strategic alternatives. These forward-looking statements involve risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors including, but not limited to: uncertainties as to the timing of the consummation of the merger; the risk that the merger may not be completed in a timely manner or at all; the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived; the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction agreement; the effect of the announcement of the transactions contemplated by the transaction agreement on the Company’s ability to hire key personnel, its ability to maintain relationships with customers, suppliers and others with whom it does business, or its results of operations and business generally; risks related to diverting management’s attention from the Company’s ongoing business operations; the ability to meet Nasdaq’s listing standards following the consummation of the merger; costs related to the proposed merger; opportunities for additional sales of our lignite activated carbon products and end-market diversification; the outcome of the review of strategic alternatives; the Company’s ability to meet customer supply requirements; the rate of coal-fired power generation in the United States; timing of new and pending regulations and any legal challenges to or extensions of compliance dates of them, the U.S. government’s failure to promulgate regulations that benefit our business; changes in laws and regulations; Internal Revenue Service interpretations or guidance, accounting rules, any pending court decisions, prices, economic conditions and market demand; impact of competition; availability, cost of and demand for alternative energy sources and other technologies; technical, start up and operational difficulties; competition within the industries in which the Company operates; loss of key personnel; ongoing effects of the COVID-19 pandemic and associated economic downturn on operations and prospects; as well as other factors relating to our business, as described in the Company’s filings with the SEC, with particular emphasis on the risk factor disclosures contained in those filings. You are cautioned not to place undue reliance on the forward-looking statements and to consult filings ADES has made and will make with the SEC for additional discussion concerning risks and uncertainties that may apply to the business and the ownership of ADES securities. The forward-looking statements speak only as to the date of this press release, and the Company does not undertake any obligation to update its forward-looking statements to reflect events or circumstances that may arise after the date of this press release.
This press release does not contain all the information that should be considered concerning the proposed transaction to be voted upon at the special meeting of shareholders and is not intended to provide the basis for any investment decision or any other decision in respect of the transaction. Shareholders are advised to read any proxy statement prepared in connection with the transaction.
Non-GAAP Financial Measures
This press release presents certain supplemental financial measures, including EBITDA, which is a measurement that is not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA should be considered in addition to, and not as a substitute for, net income in accordance with GAAP as a measure of performance.
Additional Information
In connection with the Transaction, we intend to file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) that will include a proxy statement/prospectus relating to the merger. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. A definitive proxy statement/prospectus will be sent to stockholders of ADES seeking approval of the Transaction. The documents relating to the Transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge by contacting us at 8051 E Maplewood Ave, Ste 210, Greenwood Village, CO 80111, Attn: General Counsel.
No Offer or Solicitation
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Participants in the Solicitation
This communication is not a solicitation of a proxy from any security holder. ADES and its directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from ADES’ stockholders in connection with the Transaction. Information regarding the names and interests in the proposed transaction of ADES’ directors and officers is contained ADES’ filings with the SEC. Additional information regarding the interests of potential participants in the solicitation process will also be included in the proxy statement/prospectus relating to the Transaction and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.
Source: Advanced Emissions Solutions, Inc.
Investor Contact:
Alpha IR Group
Ryan Coleman or Chris Hodges
312-445-2870
ADES@alpha-ir.com